                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                                ORDINARY SHARES

                                       OF

                             WIZTEC SOLUTIONS LTD.

                                       TO

                       CONVERGYS ISRAEL INVESTMENTS LTD.
                           A WHOLLY OWNED SUBSIDIARY

                                       OF

                             CONVERGYS CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Ordinary Shares, each with New Israeli Shekel 1 par value (the "Shares"), of Wiztec Solutions Ltd., a company limited by shares duly registered under the laws of the State of Israel, are not immediately available or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or sent by telegram, telecopier, telex, facsimile transmission or mail to the Depositary. See Section 3 of the Offer to Purchase.

                                The Depositary:

                              THE BANK OF NEW YORK

           BY MAIL:                 FACSIMILE TRANSMISSION:      BY HAND OR OVERNIGHT COURIER:
                                  (for Eligible Institutions
                                             Only)
                                        (212) 815-6213
 Tender & Exchange Department                                    Tender & Exchange Department
        P.O. Box 11248                                                101 Barclay Street
     Church Street Station                                        Receive and Deliver Window
 New York, New York 10286-1248                                     New York, New York 10286
                                  FOR CONFIRMATION TELEPHONE:
                                        (800) 507-9357

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OR TELEX NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Convergys Israel Investments Ltd., a company limited by shares duly registered under the laws of the State of Israel (the "Sub") and a wholly owned subsidiary of Convergys Corporation, an Ohio corporation, upon the terms and subject to the conditions set forth in the Sub's Offer to Purchase dated July 2, 1999, and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares as set forth below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. By tendering Shares pursuant to the Offer, a Company shareholder is approving a Plan in accordance with Section 236 of the Companies Ordinance as set forth in Section 7 of the Offer to Purchase.


Signature(s)                                                Check box if Share(s) will be tendered by book-entry
-----------------------------------------------------       transfer:  [ ]
Name(s)                                                     Account Number
-----------------------------------------------------
-----------------------------------------------------
(Please type or print)
Address
-----------------------------------------------------
-----------------------------------------------------
                                             Zip Code
Number of Shares
                -------------------------------------
Share Certificate Number(s) (if available)
                                          -----------
Area Code and Tel. No.:
-----------------------------------------------------
Dated _________, 1999

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Offer to Purchase) after the date hereof.


-----------------------------------------------------       -----------------------------------------------------
NAME OF FIRM                                                AUTHORIZED SIGNATURE

                                                            Name
-----------------------------------------------------           -------------------------------------------------
ADDRESS                                                                 PLEASE PRINT OR TYPE

-----------------------------------------------------       Title
ZIP CODE                                                          ------------------------------------------------

                                                            Date _________________, 1999

Area Code and Tel. No.
                      -------------------------------

DO NOT SEND STOCK CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY